EXHIBIT B

An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding-company system.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*Backbone Windpower Holdings, LLC
Backbone Mountain Windpower LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
FPL Energy Wind Funding Holdings, LLC
FPL Energy Wind Funding, LLC
FPL Energy Wind Financing, LLC
FPL Energy American Wind Holdings, LLC
*FPL Energy American Wind, LLC
Badger Windpower, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Bastrop GP, Inc.
*FPL Energy Bastrop LP, LLC
Bastrop Energy Partners, L.P. (50%)

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
FPL Energy New York, LLC
*FPL Energy Rockaway Peaking Facilities, LLC
Bayswater Peaking Facility, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
Blythe Energy Acquisitions, LLC
*FPL Energy Blythe, LLC
Blythe Energy, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
FPL Energy Construction Funding Holdings LLC
*FPL Energy Construction Funding LLC
Calhoun Power Company I, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Delaware Mountain GP, LLC
*FPL Energy Delaware Mountain LP, LLC
Delaware Mountain Wind Farm, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI LP, Inc.
ESI Doswell GP, Inc.
*Doswell I, Inc.
Doswell Limited Partnership

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI Vansycle GP, Inc.
*ESI Vansycle LP, Inc.
ESI Vansycle Partners, L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI California Holdings, Inc.
FPL Energy Cabazon Wind, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*ESI California Holdings, Inc.
FPL Energy Green Power Wind, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
FPL Energy Wind Funding Holdings, LLC
FPL Energy Wind Funding, LLC
FPL Energy Wind Financing, LLC
FPL Energy American Wind Holdings, LLC
*FPL Energy American Wind, LLC
FPL Energy Hancock County Wind, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*FPL Energy Maine, Inc.
FPL Energy Maine Hydro LLC
FPL Energy Wyman LLC
FPL Energy Wyman IV LLC (61.7831%)
FPL Energy Cape, LLC
FPL Energy Spruce Point LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy MH50 GP, LLC
*FPL Energy MH50 LP, LLC
FPL Energy MH50, L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
ESI Northeast Energy LP, Inc.
FPL Energy New Mexico Wind Holdings II, LLC
FPL Energy New Mexico Wind II, LLC
FPL Energy New Mexico Wind Financing, LLC
*FPL Energy New Mexico Holdings, LLC
FPL Energy New Mexico Wind, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy North Dakota Wind, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy Oklahoma Wind, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Pecos Wind I GP, LLC
*FPL Energy Pecos Wind I LP, LLC
FPL Energy Pecos Wind I, LP
*FPL Energy Pecos Wind II GP, LLC
*FPL Energy Pecos Wind II LP, LLC
FPL Energy Pecos Wind II, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy Seabrook, LLC (88.2%)

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy Sooner Wind, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy South Dakota Wind, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Upton Wind I GP, LLC
*FPL Energy Upton Wind I LP, LLC
FPL Energy Upton Wind I, LP
*FPL Energy Upton Wind II GP, LLC
*FPL Energy Upton Wind II LP, LLC
FPL Energy Upton Wind II, LP
*FPL Energy Upton Wind III GP, LLC
*FPL Energy Upton Wind III LP, LLC
FPL Energy Upton Wind III, LP
*FPL Energy Upton Wind IV GP, LLC
*FPL Energy Upton Wind IV LP, LLC
FPL Energy Upton Wind IV, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy Vansycle L.L.C.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
*ESI Energy, LLC
FPL Energy Wyoming, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Forney, Inc.
*FPL Energy Forney, LLC
FPLE Forney, L.P.
MNM I, L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
FPLE Rhode Island State Energy GP, Inc.
FPLE Rhode Island State Energy LP, LLC
**FPLE Rhode Island State Energy, L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Gray County Wind, LLC
Gray County Wind Energy, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
FPL Energy Wind Funding Holdings, LLC
FPL Energy Wind Funding, LLC
FPL Energy Wind Financing, LLC
FPL Energy American Wind Holdings, LLC
*FPL Energy American Wind, LLC
Hawkeye Power Partners, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
FPL Energy Wind Funding Holdings, LLC
FPL Energy Wind Funding, LLC
FPL Energy Wind Financing, LLC
FPL Energy American Wind Holdings, LLC
*FPL Energy American Wind, LLC
High Winds, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Indian Mesa GP, LLC
*FPL Energy Indian Mesa LP, LLC
Indian Mesa Wind Farm L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
FPL Energy New York, LLC
*FPL Energy Rockaway Peaking Facilities, LLC
Jamaica Bay Peaking Facility, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
FPL Energy Wind Funding Holdings, LLC
FPL Energy Wind Funding, LLC
FPL Energy Wind Financing, LLC
FPL Energy American Wind Holdings, LLC
*FPL Energy American Wind, LLC
Lake Benton Power Partners II, LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Paris GP, Inc.
*FPL Energy Paris LP, LLC
Lamar Power Partners, L.P.
INTEXCO I, LP

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Pennsylvania Wind, LLC
Meyersdale Windpower LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Pennsylvania Wind, LLC
Mill Run Windpower LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Pennsylvania Wind, LLC
Pennsylvania Windfarms, Inc.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
ESI LP, Inc.
*ESI Sky River Limited Partnership
*FPL Energy Sky River Wind, LLC
ESI California Holdings, Inc.
ESI Sky River, Inc.
*ESI Sky River Limited Partnership
*FPL Energy Sky River Wind, LLC
Sky River Partnership

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Pennsylvania Wind, LLC
Somerset Windpower LLC

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
ESI LP, Inc.
*ESI VG Limited Partnership
*FPL Energy VG Wind, LLC
ESI Victory, Inc.
*ESI VG Limited Partnership
*FPL Energy VG Wind, LLC
Victory Garden Phase IV Partnership

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
*FPL Energy Waymart GP, LLC
*FPL Energy Waymart LP, LLC
Waymart Wind Farm L.P.

FPL Group, Inc. (Claimant)
FPL Group Capital Inc
FPL Energy, LLC
ESI Energy, LLC
FPL Energy Wind Funding Holdings, LLC
FPL Energy Wind Funding, LLC
FPL Energy Wind Financing, LLC
FPL Energy American Wind Holdings, LLC
FPL Energy American Wind, LLC
*ESI West Texas Energy, Inc.
*ESI West Texas Energy LP, LLC
West Texas Wind Energy Partners, L.P.

*    Denotes direct ownership interest in the EWG.
**   Entity is the lessee of RISEP, an EWG, which it has no ownership interest.